SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 10, 2005

NISOURCE INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16189	35-2108964
(State or Other
Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

801 East 86th Avenue,
Merrillville, Indiana 46410
(877) 647-5990
(Address and Telephone Number
of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

At the annual meeting of stockholders of NiSource Inc. (the “Company”) on May 10, 2005 (the “Annual Meeting”), the Company’s stockholders approved proposed amendments to the Company’s Long-Term Initiative Plan (the “LTIP”) and the Company’s Employee Stock Purchase Plan (the “ESPP”). The amendments to the LTIP (i) increase the maximum number of shares of the Company’s common stock that may be subject to awards from 21,000,000 to 43,000,000 and (ii) extend the period during which awards could be granted under the LTIP until May 10, 2015 and extend the term of the LTIP until all awards under the LTIP have been satisfied by either the issuance of stock or the payment of cash. Prior to the amendments, awards could not be granted under the LTIP after April 24, 2006. A copy of the First and Second Amendments to the Long-Term Incentive Plan are attached to this Current Report as exhibits 10.1 and 10.2, respectively, and are incorporated by reference into this Item 1.01.

The amendments to the ESPP increase the maximum number of shares of the Company’s common stock that may purchased under the ESPP from 126,231 to 526,231. A copy of the First Amendment to the Employee Stock Purchase Plan is attached to this Current Report as exhibit 10.3 and is incorporated by reference into this Item 1.01.

In connection with Gary L. Neale’s retirement as Chief Executive Officer (discussed in Item 5.02 of this Current Report) of the Company, the board of directors authorized a compensation arrangement with Mr. Neale governing Mr. Neale’s service as a non-employee director and Chairman of the Company’s board of directors in lieu of any other benefits and compensation provided to other non-employee directors. Pursuant to the compensation arrangement, for an initial term from July 1, 2005 through June 30, 2007, Mr. Neale will receive (i) compensation of $50,000 per calendar quarter, (ii) medical and dental coverage for himself and his spouse comparable to the coverage provided to the Company’s senior executives, provided that he pays the active group rate payable by other senior executives, (iii) reimbursement of the costs for an annual physical examination at the Mayo Clinic, (vi) an individual membership in the Chicago Club, and (v) reimbursement for financial advisory services similar to those currently being made available to him. In addition, under the compensation arrangement, for purposes of vesting and determining any lapse of restrictions on awards under the LTIP, Mr. Neale will receive service credit under the LTIP for the period following July 1, 2005.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Following the annual meeting of the Company’s board of directors on May 10, 2005, the Company announced that Gary L. Neale, the Company’s Chief Executive Officer and Chairman of the board of directors, would retire as the Company’s Chief Executive Officer effective June 30, 2005, but would continue as the Chairman of the Company’s board of directors.

The Company’s board of directors elected Robert C. Skaggs, Jr., the Company’s President, to succeed Mr. Neale as Chief Executive Officer effective July 1, 2005. Mr. Skaggs, age 51, has served as President of the Company since October, 2004. Prior thereto, Mr. Skaggs served as the Company’s Executive Vice President, Regulated Revenue from October 2003, as President of Columbia Gas of Ohio, Inc. from February 1997 to October 2003; President of Columbia Gas of Kentucky, Inc. from January 1997 to October 2003; President of Bay State Gas Company and Northern Utilities from November 2000 to October 2003; and President of Columbia Gas of Virginia, Inc., Columbia Gas of Maryland, Inc. and Columbia Gas of Pennsylvania, Inc. from December 2001 to October 2003.

As disclosed in the Company’s Current Report on Form 8-K filed on February 9, 2005, Mr. Arthur J. Decio resigned from the board of directors of the Company for personal reasons effective at the Annual Meeting. Mr. Decio’s term as a director was to expire at the annual meeting of stockholders of the Company in 2006. At the meeting of the board of directors following the Annual Meeting, the Company’s board of directors appointed Mr. Roger A. Young to fill the vacancy created by Mr. Decio’s resignation. Mr. Young served as a member of the Company’s board of directors from 1999 until his term expired at the Annual Meeting.

Mr. Young was Chairman, Bay State Gas Company (“BSG”), from 1996 until his retirement from the board BSG on October 1, 2003. BSG has been a subsidiary of the Company since 1999. Mr. Young also served as Chief Executive Officer of BSG from 1990 until his retirement in 1999. Mr. Young will serve on the Company’s Audit Committee, Environmental, Health and Safety Committee and Corporate Governance Committee.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The Company’s board of directors amended and restated the Company’s bylaws effective as of July 1, 2005 (the “Amended and Restated Bylaws”). Under the Amended and Restated Bylaws, (i) the date of the annual meeting of stockholders as provided in Article IV, Section (b) has been changed from the third Tuesday in May to the second Tuesday in May, (ii) special meetings of the board of directors may now be called by either the Chief Executive Officer or the Chairman of the board, rather than only the Chief Executive Officer, (iii) the board of directors will elect a Chairman of the board on an annual basis from the members of the board, (iv) in the event the Chairman is absent at any stockholder or board meetings, the Lead Director will preside rather than the Vice Chairman, (v) Article VI, Section (c), which related to the merger with Columbia Energy Group, has been deleted as no longer relevant, (vi) the officer title of Chief Executive Officer has been added to Article VII, Section (a) as an authorized officer title of the Company, and (vii) the officer titles of Chairman and Vice Chairman have been deleted from Article VII and elsewhere in the bylaws and are no longer authorized officer titles.

A copy of the Company’s Amended and Restated Bylaws, as amended May 10, 2005, is attached to this Current Report as exhibit 3.1 and is incorporated by reference into this Item 5.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws, as amended May 10, 2005.
10.1	First Amendment to the Company’s Long-Term Incentive Plan.
10.2	Second Amendment to the Company’s Long-Term Incentive Plan.
10.3	First Amendment to the Company’s Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NiSource Inc.

(Registrant)
Date: May 16, 2005	By:	/s/ Jeffrey W. Grossman

Jeffrey W. Grossman
Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws, as amended May 10, 2005.
10.1	First Amendment to the Company’s Long-Term Incentive Plan.
10.2	Second Amendment to the Company’s Long-Term Incentive Plan.
10.3	First Amendment to the Company’s Employee Stock Purchase Plan.